UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 11, 2007

PORTLAND GENERAL ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Oregon	Commission File Number	93-0256820
(State or other jurisdiction of incorporation or organization)	1-5532-99	(I.R.S. Employer Identification No.)

121 SW Salmon Street, Portland, Oregon 97204

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Port Westward Generating Plant - Update

On June 11, 2007, the Port Westward Generating Plant (Port Westward) was placed into service. Port Westward, a 400 MW natural gas-fired facility located in Clatskanie, Oregon, is owned and operated by Portland General Electric Company (PGE).

In January 2007, the Public Utility Commission of Oregon (OPUC) issued a rate order approving a 2.8% increase related to the cost recovery of Port Westward, to become effective when the plant goes into service. In compliance with the rate order, PGE filed a tariff with the OPUC on June 12, 2007 requesting that the rate increase become effective on June 15, 2007.

In its rate order, the OPUC established a process for re-examining the Port Westward rate increase if the plant’s in service date is on or after May 2, 2007. In accordance with this process, the OPUC staff and intervenors have 15 days from the June 11, 2007 in service date to determine whether there is new information that requires a re-examination of the costs of Port Westward reflected in PGE’s rates. If it is determined that further proceedings are necessary, the additional revenues collected as a result of the rate increase would be subject to refund, pending the outcome of the proceedings and any required rate adjustment. If there is no determination that further proceedings are necessary, the new rates are expected to remain in effect.

Information Regarding Forward-Looking Statements

This current report includes forward-looking statements. Portland General Electric Company based these forward-looking statements on its current expectations and projections about future events in light of its knowledge of facts as of the date of this current report and its assumptions about future circumstances. Forward-looking statements in this report on Form 8-K include statements regarding the collection of the rate increase pending the outcome of any further proceedings that may be required and statements regarding the expected effective date of the rate increase. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including actions by the OPUC and changes in power market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. The Company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the Company’s most recent Annual Report on Form 10-K and the Company’s reports on Forms 8-K and 10-Q filed with the United States Securities and Exchange Commission, including Management's Discussion and Analysis of Financial Condition and Results of Operation and the risks described therein from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	June 12, 2007	By:	/s/ Douglas R. Nichols
Douglas R. Nichols Vice President General Counsel and Secretary

3